Exhibit 10(h)

FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of April 10, 2007, is made by and among HARRISON STREET FUNDING, LLC, as seller (the “Seller”), CHURCH & DWIGHT CO., INC., as initial Servicer (the “Servicer”), MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as Issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, by and among the Seller, the Servicer, the Issuer, and the Administrator, as amended by that First Amendment to Receivables Purchase Agreement dated as of September 26, 2003, as amended by that Second Amendment to Receivables Purchase Agreement dated as of July 20, 2004, as amended by that Third Amendment to Receivables Purchase Agreement dated as of April 12, 2006, and as further amended by that Fourth Amendment to Receivables Purchase Agreement dated as of March 15, 2007 (as amended, the “Receivables Purchase Agreement”), and desire to amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

2. Amendment of Receivables Purchase Agreement.

(a) Clause (a) of the definition of “Facility Termination Date” set forth on Exhibit I of the Receivable Purchase Agreement is hereby amended and restated as follows:

“(a) April 10, 2010,”

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following condition precedent:

(a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, and the Servicer all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

4. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

5. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

6. Governing Law. This Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of New York (including for such purposes Section 5-1401 of the General Obligations Law of the State of New York).

7. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of the condition set forth in Section 3 of this Amendment.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 3 TO FIFTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC, as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC., as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO FIFTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING LLC, as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO FIFTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:	John Smathers
Title:	Vice President